SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 25, 2005
                Date of Report (Date of earliest event reported)


                                GERON CORPORATION
                                -----------------


             (Exact name of registrant as specified in its charter)


          Delaware                    0-20859                  75-2287752
----------------------------- ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                   Identification Number)


          230 Constitution Drive                            94025
          Menlo Park, California                          ----------
----------------------------------------                  (Zip Code)
(Address of principal executive offices)


                                 (650) 473-7700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure


     Pursuant to Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, Geron Corporation is furnishing this information under Items 7.01 and 9.01 of Form 8-K.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On February 25, 2005, Geron Corporation issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.



Item 9.01. Exhibits

   (c)   Exhibits

           99.1   Press Release dated February 25, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GERON CORPORATION



Date:    February 25, 2005          By:      /s/ David L. Greenwood
                                             --------------------------
                                    Name:    David L. Greenwood
                                    Title:   EVP, CFO

                                  EXHIBIT INDEX


     Exhibit         Description
 -------------       -----------
       99.1          Press Release dated February 25, 2005.